Supplement Dated March 18, 2009

to the Prospectuses Dated May 1, 2004 (as supplemented April 25, 2005) for the Following:

LifeTrust Variable Annuity Issued by MML Bay State Life Insurance Company and

LifeTrust Variable Annuity Issued by Massachusetts Mutual Life Insurance Company

This supplement revises the prospectus to reflect the following:

•	Closing of the Oppenheimer Balanced Fund/VA, Oppenheimer Core Bond Fund/VA and Oppenheimer High Income Fund/VA to new money.
•	Impact of changes on Automated Programs and Purchase Payment Allocation Instructions.
•	A new footnote to the MML Money Market Fund expenses.

Definition of Automatic Programs:

Automatic Programs include: Automatic Investment Plan, Automatic Rebalancing Program, Transfers from a DCA Fixed Account, Asset Reallocation Program, Dollar Cost Averaging Program and Interest Sweep Option. All programs are not available in all contracts. Refer to your prospectus to determine which programs are available in your contract.

What You Need to Know:

Closing of the Oppenheimer Balanced Fund/VA, Oppenheimer Core Bond Fund/VA and Oppenheimer High Income Fund/VA to New Money:

a)	If you have contract value allocated to these funds you may continue to choose any of the following actions on or after May 1, 2009 (subject to the terms and conditions contained in the prospectus):
•	transfer amounts out of the funds and into other investment choices;
•	withdraw amounts from the funds (including use of a systematic withdrawal program, if available); and
•	maintain your current investment in the funds.
b)	Effective May 1, 2009 and after, whether or not you have any contract value allocated to these funds, you may not allocate any new money to these funds via purchase payments, transfers or through Automatic Programs.
c)	Effective May 1, 2009, if any of these funds are utilized in an Automatic Program we will terminate the program. You can avoid having an Automatic Program terminated by providing us with new Automatic Program instructions prior to May 1, 2009.
d)	Effective May 1, 2009 and after, if you have purchase payment instructions on file requesting that a portion or all of a purchase payment be allocated to any of these funds, we will not be able to apply your purchase payment to your contract. We will contact you to receive new instructions. You can avoid having a purchase payment rejected by contacting us with new purchase payment allocation instructions prior to May 1, 2009.

MML Money Market Fund Expense Footnote

In the “Table of Fees and Expenses” section, in the “Investment Management Fees and Other Expenses” table, in the row for the MML Money Market Fund, in the “Management Fees” column we are adding a footnote reference to footnote X. Following the table we are adding footnote X:

X. MassMutual has agreed to voluntarily waive some or all of its management fees in an attempt to allow the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

If you have questions about this supplement or wish to revise any instructions you have on file with us, contact your registered representative. Additional instructions will be provided to contract owners with Automatic Programs who are utilizing the closed Oppenheimer Funds prior to the next scheduled automatic occurrence.